                           SECOND LETTER OF COMMITMENT
                                   AND INTENT

Date:    August 4, 2008

By and Between:

NEDAK Ethanol, LLC
87590 Hillcrest Road
Atkinson, Nebraska  68713

Delta-T Corporation
133 Waller Mill Road
Williamsburg, VA  23185

DELTA-T CORPORATION, a Virginia corporation ("Delta-T"),  and NEDAK Ethanol LLC, a Nebraska  limited  liability  company  ("owner" or  "NEDAK"),  entered into an
Engineering,  Procurement and Construction Services Fixed Price Contract,  dated
August 9, 2006 ("EPC Contract"), for the design and construction of a 44 million gallon per year (MGPY) fuel ethanol  plant  located in Atkinson,  Nebraska  (the
"Facility"),  as Amended by a Letter of  Commitment  and Intent  dated  April 2,
2008.

Delta-T is  committed  to  completing  the  Facility  and  achieving  Mechanical
Completion  on or  before  July 28,  2008  and  performance  testing/name  plate production  within sixty (60) days thereafter.  To further this commitment,  the parties agree to this Second Letter of Commitment and Intent  ("Second Letter of
Commitment")  and agree to  negotiate  in good  faith to amend the EPC  Contract consistent with these completion  dates.  NEDAK and Delta-T intend to enter into an amendment to the EPC Contract,  Amendment No. 4, with the following terms and conditions:

1. Incentive Payment:  The $5 million incentive payment due from NEDAK to Delta-T will be deferred and the entire  amount,  principle and  interest,  shall become payable 24 months after Performance Test Acceptance.  NEDAK will pay interest at
1% above the cost of borrowing for Bateman Litwin NV, Delta-T's Parent Company.

2. Mechanical Completion Date:                        July 28, 2008

   Performance Testing Completed
   And Name Plate Production Reached:                 sixty (60) days after
                                                      Mechanical Completion

3. Liquidated Damages:

     Mechanical Completion: NEDAK agrees with the new Mechanical Completion Date of July 28,  2008,  and that there  cannot be any  Schedule  Liquidated  Damages assessed  prior to that  date and in  accordance  with  this  Second  Letter  of
Commitment. Delta-T understands that if Mechanical Completion is not attained by the scheduled  Mechanical  Completion  Date, NEDAK will suffer damages which are difficult to determine and accurately specify. Delta-T agrees that if Mechanical
Completion is not attained on or before July 28, 2008, Delta-T will pay to NEDAK or have deducted  from the Contract  Price,  as liquidated  damages and not as a penalty, the amount of $21,000 for each full day after July 28, 2008 the Project is not  mechanically  complete for a period of four (4) full weeks,  after which the liquidated damages shall increase to $28,000 for each full day. The Plant as currently  constructed  meets  Mechanical  Completion  for the  purposes of this
Second Letter of Commitment.

     Performance   Testing/Name   Plate   Production:   NEDAK  agrees  that  the
Performance Testing will not include the Dryer/RTO.  Delta-T understands that if the performance  testing and name plate production is not attained by the agreed upon  performance  testing  and name plate  production  date,  NEDAK will suffer damages which are difficult to determine and accurately specify.  Delta-T agrees that if the performance testing and name plate production is not attained within sixty (60) days after Mechanical Completion, Delta-T agrees to pay NEDAK or have deducted from the Contract Price, as liquidated damages and not as a penalty, an amount determined as follows:

         Example: Name Plate Weekly Production                850,000 gallons

                  Actual Production                           750,000 gallons

                  Difference                                  100,000 gallons

                  X                                               .30
                                                              _______
                  Weekly Liquidated Damages                   $30,000

4.   Release of Monies Associated with Mechanical Completion ($5.7 million):

     a.   $4 million  shall be paid to Delta-T  within  seven  business  days of reaching Mechanical  Completion on or about July 28th, 2008. The Plant will be  considered  Mechanically  Complete  for the  purposes of this
          Section when all the tanks have passed hydro testing.

     b.   $500,000  shall be paid within seven  business  days to Delta-T  after delivery by Delta-T to NEDAK of 1) all available  tank  documentation, and 2) another  independent  engineer,  to be  mutually  agreed  upon, assessment  and  approval of the tanks.  If the  independent  engineer recommends changes,  the changes are Delta-T's  responsibility and the costs of those changes are to Delta-T's account.

     c.   $400,000  shall be paid within  seven  business  days to Delta-T  upon completion of the insulation

     d.   $400,000  shall be paid within  seven  business  days to Delta-T  upon completion  of the dryer and  performance  demonstration  (operational testing to demonstrate the performance parameters in the EPC Contract)

     e.   $200,000  shall be paid within  seven  business  days to Delta-T  upon completion of the  installation of the liner and gravel in the ethanol storage tank

     f.   $200,000  shall be paid within seven business days to Delta-T upon the finalization of items for the Mechanical Completion Punch-list

5.   RTO Stack  Change  Order:  The parties  agree that any  insurance  proceeds received  for the RTO Stack  collapse  shall be paid to  Delta-T  through a
     Change Order  because  Delta-T is currently  incurring the costs to repair.
     The parties agree that the plant can start-up  without the  Dryer/RTO.  The completion  date for the Dryer/RTO has been extended to August 31, 2008. No
     LDs will be assessed to the  completion  of the  Dryer/RTO  since the plant will have full capability of producing ethanol.

6.   EPC Contract  reference to tank farm  warranty:  A) Delta-T must provide an independent third-party engineer to certify that all of the tanks are "safe and  functional"  and that the tanks meet Nebraska  code.  The EPC Contract warranty  applies  to the  tanks.  Delta-T  shall  cause  Industrial  Alloy
     Fabricators to provide an additional  10-year warranty for the tanks, to be supported by a $500,000  Personal  Guaranty from Frank  Williams,  Owner of
     IAF. If a governmental  regulatory  agency determines that any of the tanks in the  petroleum  products  tank farm  (denaturant,  mixing tank,  ethanol storage tanks) do not meet Code requirements, any changes or repairs to the affected  tanks  shall  be a  warranty  item  under  the EPC  Contract  and
     Delta-T's responsibility.

     B) Delta-T  shall  provide an estimate and change order to conduct a design review of the vacuum breakers in tanks. If the design review demonstrates a sound design,  NEDAK shall immediately pay (within 5 business days) Delta-T for the change  order.  If design  errors  are  discovered,  Delta-T  shall perform the design review at no cost to NEDAK.

Except as specifically  amended,  each and every other term and condition of the
EPC Contract and Letter of Commitment  shall remain  unchanged and in full force and effect without  modification  and shall govern and control the Work provided pursuant  to this  and any  prior  Amendments.  In the  event  of any  conflict, inconsistency or ambiguity between the terms and provisions of this Amendment or the terms and conditions of the EPC Contract and the Letter of Commitment,  this
Second Letter of Commitment and Amendment shall govern and control.

This  letter of intent is  intended  to  constitute  an  agreement  that will be legally  binding  upon  NEDAK and  Delta-T,  subject  to the  approval  of their respective  Board's of Directors,  and in the case of NEDAK, the approval of its
Lender.  Notwithstanding the foregoing,  the parties intend to memorialize these terms in an amendment  to the EPC Contract  that will be executed by Delta-T and
NEDAK consistent with the terms of this Second Letter of Commitment. The parties shall make good faith efforts to execute such Amendment and the other  documents on or before Friday, August 1, 2008.

NEDAK ETHANOL, LLC

Signature: /s/ Jerome Fagerland
           ________________________________

Date: August 4, 2008
      _____________________________________

DELTA-T CORPORATION

Signature: /s/ David Hughes
          ________________________________

Date: August 4, 2008
      _____________________________________